Non-Operating Expenses - Schedule of Non-Operating Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Non-operating Expenses
Foreign exchange losses	$ 775	$ 2,134	$ 3,618
Financial charges	317	261	56
Interest expense	884	702	565
Other components of defined benefit plans, net	29	(45)	14
Accounts receivable write-off			1,282
Other	13	55	16
Total non-operating expenses from continuing operations	$ 2,018	$ 3,107	$ 5,551